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                                                        Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 18, 1997 included in Owens Corning's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.




                                                ARTHUR ANDERSEN LLP


Toledo, Ohio
April 28, 1997